                                                                    Exhibit 24



                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ Robert P. Vrolyk
                                       -------------------------
                                       Robert P. Vrolyk


February 5, 1998

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ David D. Horn
                                       -------------------------
                                       David D. Horn


February 5, 1998

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ M. Colyer Crum
                                       -------------------------
                                       M. Colyer Crum


February 5, 1998

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that C. James Prieur, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ C. James Prieur
                                       -------------------------
                                       C. James Prieur


February 5, 1998

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ John D. McNeil
                                       -------------------------
                                       John D. McNeil


February 5, 1998

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ Richard B. Bailey
                                       -------------------------
                                       Richard B. Bailey


February 5, 1998

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Margaret E. Hankard, Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ Donald A. Stewart
                                       -------------------------
                                       Donald A. Stewart


February 5, 1998